Exhibit 4.8

NOBLE ENERGY, INC.

to

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

Sixth Supplemental Indenture

dated as of [            ], 2015

to

Indenture

dated as of February 27, 2009

$700,000,000 5.625% Senior Notes due 2021

$600,000,000 5.875% Senior Notes due 2022

$500,000,000 5.875% Senior Notes due 2024

i

SIXTH SUPPLEMENTAL INDENTURE, dated as of [            ], 2015 (this “Supplemental Indenture”), between NOBLE ENERGY, INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore delivered to the Trustee an Indenture dated as of February 27, 2009, as amended and supplemented from time to time (the “Indenture”), providing for the issuance from time to time of debt securities of the Company (the “Debt Securities”).

WHEREAS, Section 3.01 of the Indenture provides that various matters with respect to any series of Debt Securities issued under the Indenture may be established in an indenture supplemental to the Indenture.

WHEREAS, Section 12.01(f) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities of any series as contemplated by Sections 2.01 and 3.01 of the Indenture.

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and legally binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the series of Debt Securities provided for herein, as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

Section 1.01	Relation To Indenture.

This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.02	Rules of Interpretation; Definitions.

The first paragraph of Section 1.01 of the Indenture is fully incorporated by reference into this Supplemental Indenture. For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture.

ARTICLE II

THE SERIES OF DEBT SECURITIES

Section 2.01	Title of the Debt Securities.

There is hereby created under the Indenture a series of Debt Securities designated the “5.625% Senior Notes due 2021” (the “2021 Senior Notes”), “5.875% Senior Notes due 2022” (the “2022 Senior Notes”) and a series of Debt Securities designated the “5.875% Notes due 2024” (the “2024 Senior Notes” and, collectively with the 2021 Senior Notes and the 2022 Senior Notes, the “Notes”).

Section 2.02	Limitations on Aggregate Principal Amount.

The aggregate principal amount of the 2021 Senior Notes shall be initially limited to $700,000,000, the aggregate principal amount of the 2022 Senior Notes shall be initially limited to $600,000,000 and the aggregate principal amount of the 2024 Senior Notes shall be initially limited to $500,000,000; provided that the Company may, without the consent of the Holders of Outstanding Notes of a series, increase the principal amount of the Notes Outstanding of such series by issuing additional Notes (“Additional Notes”) of such series in the future on the same terms and conditions (including, without limitation, the right to receive accrued and unpaid interest), except for differences in the issue price and issue date of the Additional Notes, and with the same CUSIP number as the Notes then Outstanding of such series; provided that such Additional Notes of a series are fungible with previously issued Notes of such series for U.S. federal income tax purposes. No Additional Notes of a series may be issued if an Event of Default has occurred and is continuing with respect to the Notes of such series. Any Additional Notes of a series shall rank equally and ratably with the Notes of such series then Outstanding and shall be treated as a single series for all purposes hereunder and under the Indenture. From and after the issue date of any Additional Notes of a series, any reference herein to “Notes” shall include such Additional Notes of such series.

Except as provided in this Section, the Company shall not execute and the Trustee shall not authenticate or deliver Notes of a series in excess of the aggregate principal amount specified in the preceding paragraph.

Nothing contained in this Section 2.02 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of the Notes under the circumstances contemplated in Section 3.05, 3.06, 4.06 and 12.06 of the Indenture.

Section 2.03	Registered Securities; Global Form.

The Notes shall be issuable and transferable in fully registered form, without coupons. The Notes shall be issued in the form of one or more permanent Global Securities subject to any requirements of the Indenture for the issuance of definitive Notes in exchange therefor. The Depositary for the Notes shall be The Depository Trust Company. Beneficial interests in the Global Securities evidencing the Notes of a series shall not be exchangeable for Notes of such series in definitive form except as provided in Section 2.03 of the Indenture.

Section 2.04	Forms and Terms of Notes.

The 2021 Senior Notes shall be substantially in the form attached as Exhibit A hereto and shall have the terms specified therein. The 2022 Senior Notes shall be substantially in the form attached as Exhibit B hereto and shall have the terms specified therein. The 2024 Senior Notes shall be substantially in the form attached as Exhibit C hereto and shall have the terms specified therein.

Section 2.05	Registrar and Paying Agent.

The Trustee shall initially serve as Debt Security Registrar and Paying Agent for the Notes.

Section 2.06	Applicability of Certain Indenture Provisions.

The provisions of Article VI of the Indenture, including Section 6.06 thereof, shall be applicable to the Notes. The provisions of Article XIII of the Indenture relating to defeasance and covenant defeasance shall be applicable to the Notes.

2

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.01	Ratification of Indenture.

Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

Section 3.02	Governing Law.

This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

Section 3.03	Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.04	Recitals.

The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

NOBLE ENERGY, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Representative

[Signature Page to Sixth Supplemental Indenture]

Exhibit A to

Sixth Supplemental Indenture

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE SIDE OF THIS CERTIFICATE.

NOBLE ENERGY, INC.

5.625% Senior Note Due 2021

REGISTERED	PRINCIPAL AMOUNT
No.	$
CUSIP NO.

NOBLE ENERGY, INC., a Delaware corporation (herein referred to as the “Company” which term includes any successor entity under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of $        on May 1, 2021 (the “Stated Maturity Date”) and to pay interest thereon from May 1, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year (each, an “Interest Payment Date”), commencing November 1, 2015, at the rate of 5.625% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; provided that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company will pay, to the extent lawful, interest (including post-petition interest in any proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law) on overdue principal and interest at the rate per annum borne by this Security.

Exhibit A - 1

Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Dallas, Texas or the office of the Trustee in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by check payable in such money. At the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register; provided that, notwithstanding anything else contained herein, if this Security is a Global Security and is held in book-entry form through the facilities of the Depositary, payments on this Security will be made to the Depositary or its nominee in accordance with the arrangements then in effect between the Trustee and the Depositary.

In any case where any Interest Payment Date or Redemption Date or the Stated Maturity Date of this Security shall not be a Business Day, then the related payment of interest or principal and premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date or on the Stated Maturity Date, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Stated Maturity Date, as the case may be, to such Business Day. For purposes of this Security, the term “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Exhibit A - 2

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

NOBLE ENERGY, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Representative

Exhibit A - 3

[Reverse of Note]

NOBLE ENERGY, INC.

This Security is one of a duly authorized issue of Debt Securities of the Company designated as its “5.625% Senior Notes due 2021” (herein called the “Securities”), initially limited in aggregate principal amount of $700,000,000 issued under an Indenture dated as of February 27, 2009, as amended and supplemented by the First Supplemental Indenture thereto dated as of February 27, 2009, the Second Supplemental Indenture thereto dated as of February 18, 2011, the Third Supplemental Indenture thereto dated as of December 8, 2011, the Fourth Supplemental Indenture thereto dated as of November 8, 2013, the Fifth Supplemental Indenture thereto dated as of November 7, 2014 and the Sixth Supplemental Indenture thereto dated as of [            ], 2015 (as so amended and supplemented, and as hereafter amended and supplemented from time to time, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. To the extent that any provision of this Security conflicts with the express provisions of the Indenture, the provisions of this Security will govern and be controlling (to the extent permitted by law). All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Except as otherwise described herein, the Company will not be entitled to redeem the Securities at its option prior to May 1, 2017. The Securities will be redeemable, at the Company’s option, in whole at any time or in part from time to time, on and after May 1, 2017, upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on May 1 of the years set forth below, plus, in each case, unpaid accrued interest, if any, thereon to the Redemption Date:

Year	Percentage
2017	102.813%
2018	101.406%
2019 and thereafter	100.000%

In addition, the Securities may be redeemed, in whole or in part, at any time prior to May 1, 2017 at the option of the Company upon not less than 30 nor more than 60 days’ prior notice sent to each Holder at its registered address, at a Redemption Price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest to, the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

“Applicable Premium” means, with respect to any Security on any applicable Redemption Date, the greater of:

(1)	1.0% of the principal amount of such Security; or

(2)	the excess, if any, of:

(a) the present value at such Redemption Date of (i) the Redemption Price of such Security at May 1, 2017 (such Redemption Price being set forth in the table

Exhibit A - 4

appearing above) plus (ii) all required interest payments (excluding accrued and unpaid interest to such Redemption Date) due on such Security through May 1, 2017 computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over

(b) the principal amount of such Security.

“Treasury Rate” means, as of any Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption Date to May 1, 2017; provided, however, that if the period from the Redemption Date to May 1, 2017 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to May 1, 2017 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Company will (a) calculate the Treasury Rate as of the second Business Day preceding the applicable Redemption Date and (b) prior to such Redemption Date file with the Trustee an Officers’ Certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Redemption Price” when used with respect to any Security to be redeemed, means the price fixed for such redemption, including principal and premium, if any, pursuant to the Indenture and the Security.

Notice of redemption will be sent to Holders of Securities, at least 30 but not more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of any series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of such series. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all such securities of that series, to waive compliance by the Company with certain provisions of the Indenture and to waive certain past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Exhibit A - 5

No sinking fund will be established with respect to the Securities and the Securities shall not be subject to any sinking fund payments. Articles VI and XIII of the Indenture shall be applicable in their entirety to the Securities.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Company in respect of this Security and (ii) certain restrictive covenants and the related Events of Default, subject to compliance by the Company with certain conditions set forth in the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Debt Security Register of the Company upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The registered Holder of this Security may be treated as its owner for all purposes.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Securities shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit A - 6

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Exhibit A - 7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Noble Energy, Inc. and hereby does irrevocably constitute and appoint                     Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of Wells Fargo Bank, National Association, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by Wells Fargo Bank, National Association in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934 as amended.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement of any change whatever.

Signature Guarantee

Exhibit A - 8

Exhibit B to

Sixth Supplemental Indenture

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE SIDE OF THIS CERTIFICATE.

NOBLE ENERGY, INC.

5.875% Senior Note Due 2022

REGISTERED	PRINCIPAL AMOUNT
No.	$
CUSIP NO.

NOBLE ENERGY, INC., a Delaware corporation (herein referred to as the “Company” which term includes any successor entity under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of $         on June 1, 2022 (the “Stated Maturity Date”) and to pay interest thereon from June 1, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing December 1, 2015, at the rate of 5.875% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; provided that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company will pay, to the extent lawful, interest (including post-petition interest in any proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law) on overdue principal and interest at the rate per annum borne by this Security.

Exhibit B - 1

Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Dallas, Texas or the office of the Trustee in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by check payable in such money. At the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register; provided that, notwithstanding anything else contained herein, if this Security is a Global Security and is held in book-entry form through the facilities of the Depositary, payments on this Security will be made to the Depositary or its nominee in accordance with the arrangements then in effect between the Trustee and the Depositary.

In any case where any Interest Payment Date or Redemption Date or the Stated Maturity Date of this Security shall not be a Business Day, then the related payment of interest or principal and premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date or on the Stated Maturity Date, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Stated Maturity Date, as the case may be, to such Business Day. For purposes of this Security, the term “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Exhibit B - 2

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

NOBLE ENERGY, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Representative

Exhibit B - 3

[Reverse of Note]

NOBLE ENERGY, INC.

This Security is one of a duly authorized issue of Debt Securities of the Company designated as its “5.875% Senior Notes due 2022” (herein called the “Securities”), initially limited in aggregate principal amount of $600,000,000 issued under an Indenture dated as of February 27, 2009, as amended and supplemented by the First Supplemental Indenture thereto dated as of February 27, 2009, the Second Supplemental Indenture thereto dated as of February 18, 2011, the Third Supplemental Indenture thereto dated as of December 8, 2011, the Fourth Supplemental Indenture thereto dated as of November 8, 2013, the Fifth Supplemental Indenture thereto dated as of November 7, 2014 and the Sixth Supplemental Indenture thereto dated as of [            ], 2015 (as so amended and supplemented, and as hereafter amended and supplemented from time to time, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. To the extent that any provision of this Security conflicts with the express provisions of the Indenture, the provisions of this Security will govern and be controlling (to the extent permitted by law). All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Except as otherwise described herein, the Company will not be entitled to redeem the Securities at its option prior to December 1, 2017. The Securities will be redeemable, at the Company’s option, in whole at any time or in part from time to time, on and after December 1, 2017, upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on December 1 of the years set forth below, plus, in each case, unpaid accrued interest, if any, thereon to the Redemption Date:

Year	Percentage
2017	102.938%
2018	101.469%
2019 and thereafter	100.000%

In addition, the Securities may be redeemed, in whole or in part, at any time prior to December 1, 2017 at the option of the Company upon not less than 30 nor more than 60 days’ prior notice sent to each Holder at its registered address, at a Redemption Price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest to, the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date.

“Applicable Premium” means, with respect to any Security on any applicable Redemption Date, the greater of:

(1)	1.0% of the principal amount of such Security; or

(2)	the excess, if any, of:

(a) the present value at such Redemption Date of (i) the Redemption Price of such Security at December 1, 2017 (such Redemption Price being set forth in the table

Exhibit B - 4

appearing above) plus (ii) all required interest payments (excluding accrued and unpaid interest to such Redemption Date) due on such Security through December 1, 2017 computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over

(b) the principal amount of such Security.

“Treasury Rate” means, as of any Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption Date to December 1, 2017; provided, however, that if the period from the Redemption Date to December 1, 2017 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to December 1, 2017 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Company will (a) calculate the Treasury Rate as of the second Business Day preceding the applicable Redemption Date and (b) prior to such Redemption Date file with the Trustee an Officers’ Certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Redemption Price” when used with respect to any Security to be redeemed, means the price fixed for such redemption, including principal and premium, if any, pursuant to the Indenture and the Security.

Notice of redemption will be sent to Holders of Securities, at least 30 but not more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of any series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of such series. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all such securities of that series, to waive compliance by the Company with certain provisions of the Indenture and to waive certain past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Exhibit B - 5

No sinking fund will be established with respect to the Securities and the Securities shall not be subject to any sinking fund payments. Articles VI and XIII of the Indenture shall be applicable in their entirety to the Securities.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Company in respect of this Security and (ii) certain restrictive covenants and the related Events of Default, subject to compliance by the Company with certain conditions set forth in the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Debt Security Register of the Company upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The registered Holder of this Security may be treated as its owner for all purposes.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Securities shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit B - 6

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Exhibit B - 7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Noble Energy, Inc. and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of Wells Fargo Bank, National Association, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by Wells Fargo Bank, National Association in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934 as amended.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement of any change whatever.

Signature Guarantee

Exhibit B - 8

Exhibit C to

Sixth Supplemental Indenture

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE SIDE OF THIS CERTIFICATE.

NOBLE ENERGY, INC.

5.875% Senior Note Due 2024

REGISTERED	PRINCIPAL AMOUNT
No.	$
CUSIP NO.

NOBLE ENERGY, INC., a Delaware corporation (herein referred to as the “Company” which term includes any successor entity under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of $         on June 1, 2024 (the “Stated Maturity Date”) and to pay interest thereon from June 1, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing December 1, 2015, at the rate of 5.875% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; provided that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company will pay, to the extent lawful, interest (including post-petition interest in any proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law) on overdue principal and interest at the rate per annum borne by this Security.

Exhibit C - 1

Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Dallas, Texas or the office of the Trustee in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by check payable in such money. At the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register; provided that, notwithstanding anything else contained herein, if this Security is a Global Security and is held in book-entry form through the facilities of the Depositary, payments on this Security will be made to the Depositary or its nominee in accordance with the arrangements then in effect between the Trustee and the Depositary.

In any case where any Interest Payment Date or Redemption Date or the Stated Maturity Date of this Security shall not be a Business Day, then the related payment of interest or principal and premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date or on the Stated Maturity Date, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Stated Maturity Date, as the case may be, to such Business Day. For purposes of this Security, the term “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Exhibit C - 2

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated:

NOBLE ENERGY, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Representative

Exhibit C - 3

[Reverse of Note]

NOBLE ENERGY, INC.

This Security is one of a duly authorized issue of Debt Securities of the Company designated as its “5.875% Senior Notes due 2024” (herein called the “Securities”), initially limited in aggregate principal amount of $500,000,000 issued under an Indenture dated as of February 27, 2009, as amended and supplemented by the First Supplemental Indenture thereto dated as of February 27, 2009, the Second Supplemental Indenture thereto dated as of February 18, 2011, the Third Supplemental Indenture thereto dated as of December 8, 2011, the Fourth Supplemental Indenture thereto dated as of November 8, 2013, the Fifth Supplemental Indenture thereto dated as of November 7, 2014 and the Sixth Supplemental Indenture thereto dated as of [            ], 2015 (as so amended and supplemented, and as hereafter amended and supplemented from time to time, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. To the extent that any provision of this Security conflicts with the express provisions of the Indenture, the provisions of this Security will govern and be controlling (to the extent permitted by law). All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Except as otherwise described herein, the Company will not be entitled to redeem the Securities at its option prior to June 1, 2019. The Securities will be redeemable, at the Company’s option, in whole at any time or in part from time to time, on and after June 1, 2019, upon not less than 30 nor more than 60 days’ notice, at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on June 1 of the years set forth below, plus, in each case, unpaid accrued interest, if any, thereon to the Redemption Date:

Year	Percentage
2019	102.938%
2020	101.958%
2021	100.979%
2022 and thereafter	100.000%

In addition, the Securities may be redeemed, in whole or in part, at any time prior to June 1, 2019 at the option of the Company upon not less than 30 nor more than 60 days’ prior notice sent to each Holder at its registered address, at a Redemption Price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest to, the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

“Applicable Premium” means, with respect to any Security on any applicable Redemption Date, the greater of:

(1)	1.0% of the principal amount of such Security; or

(2)	the excess, if any, of:

(a) the present value at such Redemption Date of (i) the Redemption Price of such Security at June 1, 2019 (such Redemption Price being set forth in the table appearing above) plus (ii) all required interest payments (excluding accrued and unpaid interest to such Redemption Date) due on such Security through June 1, 2019 computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over

(b) the principal amount of such Security.

Exhibit C - 4

“Treasury Rate” means, as of any Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption Date to June 1, 2019; provided, however, that if the period from the Redemption Date to June 1, 2019 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to June 1, 2019 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Company will (a) calculate the Treasury Rate as of the second Business Day preceding the applicable Redemption Date and (b) prior to such Redemption Date file with the Trustee an Officers’ Certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Redemption Price” when used with respect to any Security to be redeemed, means the price fixed for such redemption, including principal and premium, if any, pursuant to the Indenture and the Security.

Notice of redemption will be sent to Holders of Securities, at least 30 but not more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of any series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of such series. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all such securities of that series, to waive compliance by the Company with certain provisions of the Indenture and to waive certain past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Exhibit C - 5

No sinking fund will be established with respect to the Securities and the Securities shall not be subject to any sinking fund payments. Articles VI and XIII of the Indenture shall be applicable in their entirety to the Securities.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Company in respect of this Security and (ii) certain restrictive covenants and the related Events of Default, subject to compliance by the Company with certain conditions set forth in the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Debt Security Register of the Company upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The registered Holder of this Security may be treated as its owner for all purposes.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Securities shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit C - 6

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Exhibit C - 7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Noble Energy, Inc. and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please Insert Social Security or Other Identifying Number of Assignee)

Dated:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of Wells Fargo Bank, National Association, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by Wells Fargo Bank, National Association in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934 as amended.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement of any change whatever.

Signature Guarantee

Exhibit C - 8